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                  Prudential Jennison Equity Opportunity Fund
              (formerly Prudential Jennison Growth & Income Fund)
             a series of The Prudential Investment Portfolios, Inc.
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                       Supplement Dated February 23, 2001
                       Prospectus Dated December 8, 2000

   The following information supplements information contained in the Prospectus of the Fund on pages 1 and 6:

   'Risk/Return Summary--Investment Objective and Principal Strategies'--Page 1

   'How the Fund Invests--Investment Objective and Policies'-- Page 6

   The Fund's current investment objective is long-term growth of capital. The investment adviser will purchase fewer income-producing securities than it has in the past and, depending on market conditions, may invest a greater percentage of the Fund's assets in securities of mid-cap or large-cap companies with good earnings growth prospects and attractive valuation levels.
MF172C1